UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

COLORADO	1-12551	84-1250533
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 FIRST STAMFORD PLACE
STAMFORD, CT		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 595−3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 2.02    Results of Operations and Financial Condition.

On May 3, 2017, Cenveo, Inc., (the "Company") issued a press release announcing its results of operations for the first quarter ended April 1, 2017. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2017, the Company amended its  employment agreement with Robert G. Burton, Sr., the Chairman of the Board of Directors and Chief Executive Officer of the Company, which agreement was scheduled to expire at the end of this year (subject to renewal), to expire on December 31, 2020. The employment agreement remains unchanged in all other respects.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On April 27, 2017, the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held. The matters submitted to the Company’s shareholders at the Annual Meeting and the final voting results thereof were as follows:

1.	On the matter of the proposal electing six directors to serve for terms indicated in the proxy statement relating to the Annual Meeting, the final vote was as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Robert G. Burton, Sr.	5,041,441	305,149	1,996,324
Gerald S. Armstrong	4,293,960	1,052,630	1,996,324
Robert G. Burton, Jr.	5,054,860	291,730	1,996,324
Dr. Mark J. Griffin	4,291,126	1,055,464	1,996,324
Dr. Susan Herbst	5,055,462	291,128	1,996,324
James G. Moorhead	5,067,853	278,737	1,996,324

2.	On the matter of the proposal ratifying the selection of BDO USA, LLP by our audit committee as our independent auditors for 2017, the final vote was as follows:

Votes For	Votes Against	Abstain
6,937,670	267,268	137,976

3.	On the matter of the non-binding, advisory resolution approving the 2016 compensation paid to the Company’s named executive officers, the final vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
3,661,315	1,652,874	32,401	1,996,324

4.	On the matter of the frequency of future advisory votes on executive compensation, the final vote was as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
5,078,235	4,470	45,642	218,243	1,996,324

5.	On the matter of approving the Company's 2017 Long-Term Equity Incentive Plan, the final vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,525,308	787,469	33,813	1,996,324

Item 9.01    Financial Statements and Exhibits

(d)       Exhibits.

Exhibit
Number    Description

99.1	Press Release of Cenveo, Inc. dated May 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2017

CENVEO, INC.

By:	/s/ Scott J. Goodwin
Scott J. Goodwin
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number    Description

99.1	Press Release of Cenveo, Inc. dated May 3, 2017